UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2019 (April 2, 2019)

Booz Allen Hamilton Holding Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 902-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Between April 2, 2019 and April 4, 2019, Booz Allen Hamilton Holding Corporation’s wholly-owned subsidiary Booz Allen Hamilton Inc. (the “Company”) entered into interest rate swap agreements with PNC Bank, National Association, SMBC Capital Markets, Inc., Bank of America, N.A., U.S. Bank National Association, Capital One, National Association and Fifth Third Bank as described below (each, a “swap” and collectively, the “swaps”). The effect of the swaps is to fix the LIBOR portion of the interest rate on outstanding debt under the Company’s existing credit agreement, dated as of July 31, 2012, as amended by the First Amendment, dated as of August 16, 2013, the Second Amendment, dated as of May 7, 2014, the Third Amendment, dated as of July 13, 2016, the Fourth Amendment, dated as of February 6, 2017, the Fifth Amendment, dated as of March 7, 2018, and the Sixth Amendment, dated as of July 23, 2018, among the Company, the several banks and other financial institutions or entities from time to time parties thereto, and Bank of America, N.A., as administrative agent, collateral agent and issuing lender.

The swaps entered into with each of Capital One, National Association and PNC Bank, National Association, and one of the swaps with Fifth Third Bank, each have a notional amount of $50 million, with an effective date of April 30, 2019 and a maturity date of June 30, 2025 and fix LIBOR at rates between 2.2910% and 2.3075%.

The swaps entered into with each of SMBC Capital Markets, Inc. and Bank of America, N.A. each have a notional amount of $50 million, fix LIBOR at 2.265% and have an effective date of April 30, 2019 and a maturity date of June 30, 2024.

The swap entered into with U.S. Bank National Association and one of the swaps with Fifth Third Bank each have a notional amount of $50 million, fix LIBOR at 2.2585% and have an effective date of April 30, 2019 and a maturity date of June 30, 2024.

The foregoing descriptions of the swaps do not purport to be complete and are qualified in their entirety by reference to the respective ISDA Master Agreements and Schedules and the confirmations of the respective swaps, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13 and 10.14 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	ISDA Master Agreement, by and between Booz Allen Hamilton Inc. and Capital One, National Association, dated as of March 27, 2019, including the Schedule thereto.

10.2	ISDA Master Agreement, by and between Booz Allen Hamilton Inc. and PNC Bank, National Association, dated as of December 11, 2018, including the Schedule thereto

10.3	ISDA Master Agreement, by and between Booz Allen Hamilton Inc. and Bank of America, N.A., dated as of December 17, 2014 (the “Bank of America Master Agreement”), and the Amended and Restated Schedule to the Bank of America Master Agreement, dated as of February 6, 2017 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed April 11, 2017).

10.4	ISDA Master Agreement, by and between Booz Allen Hamilton Inc. and Fifth Third Bank, dated as of December 16, 2014 (the “Fifth Third Master Agreement”), and the Amended and Restated Schedule to the Fifth Third Master Agreement, dated as of February 7, 2017 (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed April 11, 2017).

10.5	ISDA Master Agreement, by and between Booz Allen Hamilton Inc. and SMBC Capital Markets, Inc., dated as of December 11, 2014, and the Amended and Restated Schedule thereto, dated as of February 6, 2017 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed November 1, 2018).

10.6	ISDA Master Agreement, by and between Booz Allen Hamilton Inc. and U.S. Bank National Association, dated as of September 26, 2018, including the Schedule thereto (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed November 1, 2018).

10.7	Confirmation of transaction, by and between Booz Allen Hamilton Inc. and Capital One, National Association, dated as of April 4, 2019.

10.8	Confirmation of transaction, by and between Booz Allen Hamilton Inc. and Fifth Third Bank, dated as of April 2, 2019.

Exhibit No.	Description

10.9	Confirmation of transaction, by and between Booz Allen Hamilton Inc. and Capital One, National Association, dated as of April 4, 2019.

10.10	Confirmation of transaction, by and between Booz Allen Hamilton Inc. and PNC Bank, National Association, dated as of April 2, 2019.

10.11	Confirmation of transaction, by and between Booz Allen Hamilton Inc. and SMBC Capital Markets, Inc., dated as of April 2, 2019.

10.12	Confirmation of transaction, by and between Booz Allen Hamilton Inc. and Bank of America, N.A., dated as of April 3, 2019.

10.13	Confirmation of transaction, by and between Booz Allen Hamilton Inc. and U.S. Bank National Association, dated as of April 2, 2019.

10.14	Confirmation of transaction, by and between Booz Allen Hamilton Inc. and Fifth Third Bank, dated as of April 2, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Lloyd W. Howell, Jr.
Lloyd W. Howell, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

Date: April 8, 2019